Exhibit A

Series of the Trust

Series	Effective Date
First Trust Income Opportunities ETF	September 28, 2016
First Trust Flexible Municipal High Income ETF	September 28, 2016
First Trust TCW Opportunistic Fixed Income ETF	February 13, 2017
First Trust TCW Unconstrained Plus Bond ETF	May 29, 2018
First Trust Low Duration Strategic Focus ETF	December 18, 2018
FT Cboe Vest U.S. Equity Buffer ETF – August	November 1, 2019
FT Cboe Vest U.S. Equity Deep Buffer ETF – August	November 1, 2019
FT Cboe Vest U.S. Equity Buffer ETF – November	November 1, 2019
FT Cboe Vest U.S. Equity Deep Buffer ETF – November	November 1, 2019
First Trust Active Factor Large Cap ETF	November 24, 2019
First Trust Active Factor Mid Cap ETF	November 24, 2019
First Trust Active Factor Small Cap ETF	November 24, 2019
FT Cboe Vest U.S. Equity Buffer ETF – February	February 5, 2020
FT Cboe Vest U.S. Equity Deep Buffer ETF – February	February 5, 2020
First Trust TCW Securitized Plus ETF	April 6, 2020
FT Cboe Vest U.S. Equity Buffer ETF – May	May 1, 2020
FT Cboe Vest U.S. Equity Deep Buffer ETF – May	May 1, 2020
First Trust Multi-Manager Large Growth ETF	May 15, 2020
FT Cboe Vest U.S. Equity Buffer ETF – June	June 1, 2020
FT Cboe Vest U.S. Equity Deep Buffer ETF – June	June 1, 2020
FT Cboe Vest U.S. Equity Buffer ETF – July	July 1, 2020
FT Cboe Vest U.S. Equity Deep Buffer ETF – July	July 1, 2020
FT Cboe Vest Fund of Buffer ETFs	August 10, 2020
FT Cboe Vest U.S. Equity Buffer ETF – September	September 1, 2020
FT Cboe Vest U.S. Equity Deep Buffer ETF – September	September 1, 2020
FT Cboe Vest U.S. Equity Buffer ETF – October	October 5, 2020
FT Cboe Vest U.S. Equity Deep Buffer ETF – October	October 5, 2020
FT Cboe Vest U.S. Equity Buffer ETF – December	December 8, 2020
FT Cboe Vest U.S. Equity Deep Buffer ETF – December	December 8, 2020
FT Cboe Vest Nasdaq-100® Buffer ETF – December	December 9, 2020
FT Cboe Vest International Equity Buffer ETF – December	December 9, 2020
FT Cboe Vest U.S. Equity Buffer ETF – January	January 4, 2021
FT Cboe Vest U.S. Equity Deep Buffer ETF – January	January 4, 2021
FT Cboe Vest Fund of Deep Buffer ETFs	January 15, 2021
First Trust TCW Emerging Markets Debt ETF	February 12, 2021
FT Cboe Vest U.S. Equity Buffer ETF – March	March 8, 2021
FT Cboe Vest U.S. Equity Deep Buffer ETF – March	March 8, 2021
FT Cboe Vest International Equity Buffer ETF – March	March 8, 2021
FT Cboe Vest U.S. Equity Buffer ETF – April	April 15, 2021
FT Cboe Vest U.S. Equity Deep Buffer ETF – April	April 15, 2021
First Trust Innovation Leaders ETF	May 24, 2021
First Trust Expanded Technology ETF	June 8, 2021

Exhibit A

Series of the Trust

Series	Effective Date
FT Cboe Vest International Equity Buffer ETF – June	June 17, 2021
FT Cboe Vest Nasdaq-100® Buffer ETF – June	June 17, 2021
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF – June	June 28, 2021
FT Cboe Vest Nasdaq-100® Buffer ETF – September	September 16, 2021
FT Cboe Vest International Equity Buffer ETF – September	September 16, 2021
First Trust SkyBridge Crypto Industry and Digital Economy ETF	September 16, 2021
First Trust Multi-Manager Small Cap Opportunities ETF	October 8, 2021
FT Cboe Vest Buffered Allocation Defensive ETF	October 25, 2021
FT Cboe Vest Buffered Allocation Growth ETF	October 25, 2021
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF – December	December 10, 2021
FT Cboe Vest Fund of Nasdaq-100® Buffer ETFs	June 14, 2022
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF – September	September 20, 2022
FT Cboe Vest U.S. Equity Moderate Buffer ETF – January	January 12, 2023
First Trust Multi-Strategy Alternative ETF	January 27, 2023
FT Cboe Vest U.S. Equity Moderate Buffer ETF – February	February 10, 2023
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF – March	March 10, 2023
FT Cboe Vest U.S. Equity Moderate Buffer ETF – March	March 10, 2023
FT Cboe Vest U.S. Equity Moderate Buffer ETF – April	April 14, 2023
FT Cboe Vest US Equity Moderate Buffer ETF – May	May 15, 2023
FT Cboe Vest US Small Cap Moderate Buffer ETF - May	May 15, 2023
FT Cboe Vest US Equity Moderate Buffer ETF – June	June 9, 2023
FT Cboe Vest US Equity Moderate Buffer ETF – July	June 9, 2023
FT Cboe Vest U.S. Equity Moderate Buffer ETF – August	June 9, 2023
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF – July	July 12, 2023
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF – August	July 12, 2023
FT Cboe Vest U.S. Small Cap Moderate Buffer ETF – August	August 7, 2023
FT Cboe Vest U.S. Equity Moderate Buffer ETF – September (GSEP)	September 8, 2023
FT Cboe Vest U.S. Equity Moderate Buffer ETF – October (GOCT)	September 8, 2023
FT Cboe Vest U.S. Equity Moderate Buffer ETF – November (GNOV)	September 8, 2023
FT Cboe Vest U.S. Equity Moderate Buffer ETF – December (GDEC)	September 8, 2023
FT Cboe Vest U.S. Equity Buffer & Premium Income ETF – September (XISE)	September 9, 2023
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF – October	October 12, 2023
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF – November	October 12, 2023
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF – January	October 12, 2023
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF – February	October 12, 2023
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF – April	October 12, 2023
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF – May	October 12, 2023